Probe Manufacturing

Trading Symbol : PMFI

Global Electronics Design & Manufacturing Services

(EMS Industry)

Executive Summary

DISCLAIMER

THIS IS NEITHER AN OFFER TO SELL NOR AN OFFER TO BUY ANY SECURITIES DESCRIBED HEREIN.   OFFERINGS ARE MADE ONLY BY

A PROSPECTUS OR OTHER OFFERING MATERIALS.  THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION

WITH A PROSPECTUS OR OTHER OFFERING MATERIALS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATION AND RISKS OF

AN OFFERING OF SECURITIES TO WHICH IT RELATES.  A COPY OF A PROSPECTUS OR OTHER OFFERING MATERIALS MUST BE MADE

AVAILABLE TO YOU IN CONNECTION WITH AN OFFERING. An investment in Probe Manufacturing, Inc.  involves a high degree of risk and there can be no assurance that the investment objectives of the program will be attained.

This presentation contains certain forward‐looking statements (under Section 27A of the Securities Act of 1933, as amended, and

Section 21E of the Securities Exchange Act of 1934, as amended) with respect to our ability to operate our business in a profitable manner, our ability to attract new customers, the potential size of the OEM/EMS market for our services and the accuracy of our financial projections. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward‐looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our ability to raise additional funds for operations, our ability to effectively market our services to new customers and to our existing customers; uncertainties relating to changes in general economic and manufacturing conditions;

uncertainties regarding changes in the manufacturing industry and the industries of our clients including, healthcare, aerospace and general contract manufacturing services.; the uncertainties relating to the implementation of our real estate investment strategy; and

other risk factors as outlined herein, and as detailed from time to time in our periodic reports, as filed with the Securities and Exchange

Commission.  Forward‐looking statements in this document speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward‐looking statements contained in the Private Securities Litigation Reform Act of 1995.

8/7/2013

Confidential

RISK FACTORS

•

WE FACE INTENSE COMPETITION, WHICH MAY REDUCE OUR SALES, OPERATING PROFITS, OR BOTH;

•

WE MAY BE ADVERSELY AFFECTED BY SHORTAGES OF REQUIRED ELECTRONIC COMPONENTS.  IN ADDITION, WE

DEPEND ON A LIMITED NUMBER OF SUPPLIERS TO PROCURE OUR PARTS FOR PRODUCTION WHICH IF

AVAILABILITY OF PRODUCTS BECOMES COMPROMISED IT COULD ADD TO OUR COST OF GOODS SOLD AND AFFECT

OUR REVENUE GROWTH;

•

OUR PRINCIPAL SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS , IN THE AGGREGATE, BENEFICIALLY OWN

MORE THAN 50% OF OUR OUTSTANDING COMMON STOCK AND THESE SHAREHOLDERS, IF ACTING TOGETHER,

WILL BE ABLE TO EXERT SUBSTANTIAL INFLUENCE OVER ALL MATTERS REQUIRING APPROVAL OF OUR

SHAREHOLDERS .

•

WE CURRENTLY SERVICE AND ATTEMPT TO OBTAIN THE MAJORITY OF OUR CUSTOMERS IN THE LIMITED

GEOGRAPHIC OF SOUTHERN CALIFORNIA WHICH IS A SMALL ADDRESSABLE MARKET AND COULD BE SUBJECT TO

ECONOMIC HARDSHIP OR SLOWDOWN, AS A RESULT OUR GROWTH COULD BE LIMITED AND ADVERSELY AFFECT

OUR PROJECTED SALES AND OPERATING INCOME.

•

THE MAJORITY OF OUR SALES COME FROM A SMALL NUMBER OF CUSTOMERS WITH WHOM WE DO NOT HAVE

LONG TERM CONTRACTS; IF WE LOSE ANY OF THESE CUSTOMERS, OUR SALES COULD DECLINE SIGNIFICANTLY.

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Introduction

•    Global Electronics Design & Manufacturing  Services Company providing manufacturing services to Medical, Aerospace, Industrial &

Instrumentation  Markets

•    Established in 1994

•    Corporate Headquarters, 25000 sq‐ft facility in Irvine, California

o   16000 sq‐ft facility in Salt Lake City, Utah (Trident Manufacturing)

Acquired in March 2013

•    Strategic Manufacturing Partners in China ( PCB Fabrication, Plastics, Sheet

Metal)

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Confidential

9th Fastest Growing Public Company in OC

Probe Manufacturing Recognized by the Orange County Business Journal

as 9th Fastest Growing Public Company in Orange County, CA

Irvine, California, (December 5, 2012) Probe Manufacturing, Inc., (OTC QB : PMFI), a global electronics design & manufacturing services ranked 9th in the Orange County Business Journal's 2012 Fastest‐Growing

Public Companies list. Rankings are based on percentage revenue growth for the 12‐month period ended

June 30, 2012 as compared with the 12‐month period ended June 30, 2010. Probe grew 157% during this period.

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MARKETS / PRODUCTS SERVED

•   Medical

o  Ventilators; Diagnostics

o  Ultrasound/Therapeutic; Optical

•   Automotive

o  Alternate Fuel Systems

o  Tracking and Fleet Management

o  Instrumentation

o  Tire Pressure Controllers

•   Instrumentation

o  Optical Power Meters

o  Fluid Flow Meters; Test Equipment

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MARKETS / PRODUCTS SERVED

•   Defense/Aerospace & Avionics

o  Components & Water Systems for

Commercial Aircrafts

o  Components for Landing Gear Systems

& Flap Controllers

o  Sensors and Controls

•   Industrial

o  Precision Laser Welding Equipment

o  Lasers & Motion Controllers

o  Mass Flow Controllers

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Quality Systems

•   ISO 9001-2008 Certified

•   ITAR Certified

•   EIA-625 & 2020

•   AS9100 Compliant

Compliant ESD Program

•   ISO13485 Compliant

•   IPC 610 Class I,II,III

•   onsite certified training program

•   Regulatory support for

•   UL, CSA, BABT, PPAP, etc.

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17

OUR VISION & BUSINESS

The preeminent manufacturing

Next Winners

solution for technological innovators

by providing innovative, domestic

manufacturing and global material

FOUNDRY

sourcing solutions.

Core Expertise

PROGRAM MANAGEMENT

Core Service

MANUFACTURING

Low Cost, Flexible, Scalable

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MANAGEMENT

Co‐Founder and served as

22 years of experience in the    25 years of experience

Over 30 years of

President/CEO of Probe from  electronic manufacturing

with Aerospace, Defense,     experience with expertise

1996 until October of 2005      Industry, including finance

Raytheon Systems, GM

in Design, Development,

and operations

Hughes Electronics, and

Manufacturing & Test of

Rockwell

Military and Commercial

Electronic Products.

CEO

CFO

V.P. Of Quality / Operations     Director of Engr. / Prog. Mgmt.

Kam Mahdi

John Bennett

Linwood Goddard

Ken Brookes

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Confidential

BOARD OF DIRECTORS

Director of Mobile Services

for Boeing Satellite Systems,      CEO with American

the CFO and Chief of Biz Ops     Steel, completed

for a JV between Hughes,

11 mergers and

Co‐Founder and CEO

Chief  Financial

CEO, Drumbi

GM and Delco, Kinecta

sold 12 companies

Officer

Federal Credit Union

for stockholders

Kambiz Mahdi

John Bennett

Shervin Talieh

Robert Young

Ralph Adams

Chairman

Director

Director

Director

Special Advisor

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Confidential

CORPORATE HISTORY

Company is formed

Revenue reaches $19m

Revenue drops to 1.8m

1994

2001

2006        2009

2009

Company goes public

CEO Kam Mahdi along with a

strategic investor purchase a

significant stake in Sept 2009

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Confidential

TURNAROUND PLAN

 ☑    Establish core team

 ☑    Emphasize on financial management and right‐sizing

 ☑    Discontinue all non‐core businesses

 ☑    Expand service offerings

 ☑    Engage previous customers and understand their needs

 ☑    Utilize intellectual property as competitive differentiator

 ☑    Invest in new Technology Start‐ups (Manufacturing

Foundry)

 ☑    Create margin advantage

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TRACK RECORD

Moved to centrally located

Reduced overhead and    23,000 sq‐ft state‐of‐the‐art

Development of PMI’s

expenditures

manufacturing facility in

proprietary management

Irvine, California

system (PMX)

Reverse Stock Split

2010

2010

2011

2011

2012

2013

Extinguished

Reestablished commitment    2 consecutive years of

Completed the Acquisition

$1,000,000 of debt

to EMS business and re‐

profitability

Of Trident Manufacturing, Inc.

secured customer base

Revenue reaches $5 Million

8/7/2013

Confidential

CAPITAL STRUCTURE

•    OTC QB: Fully reporting and compliant

•    Capital Structure

o   Float = 4.8M

o   Restricted Shares = 16.7M

22%

Float

30%

Kam Mahdi

6%

Insiders

42%

Strategic Investors

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Confidential

COMPETITIVE ADVANTAGE

+

+

+ +

Experienced

Debt‐free

High technology

Manufacturing foundry

Proprietary

management with

equipment and low      onshore manufacturing

platform offering

Management System

proven track record

overhead

and managed offshore     product & engineering

supply chain

services

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PMX PLATFORM ‐ COMPETITIVE ADVANTAGE THROUGH I.P.

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MARKET OVERVIEW

Worldwide

Electronics

Assembly

Market 1 Trillion

2010 – $64B

2010 – $260B

2015 – $120B

2015 – $460B

• Industrial

• Computer

• Instrumentation

• Telecommunication

• Medical

• Consumer

• Aerospace

• Renewable Energy

• Automotive

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Confidential

NORTH AMERICA MARKET OVERVIEW

•    Medical , Automotive, Industrial & Aer   ospace areas gaining focus with

higher profits and growth:

o    % of Total Available Market outsourced and 5  year compound annual growth rate

60o

50

40

30

20

10

0

er

Consum

Peripherals

Telecom

orking

Netw

puters &

Com

Industrial/ Aerospace

edical

ve

o

M

Autom

% of Tam Outsourced

5Year CAGR 2010‐2015E

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HISTORICAL VIEW OF COMPETITION

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WHAT’S MISSING? PROFITABILITY

WHAT'S MISSING? PROFITABILITY

Revenue
$1B+ Club
EBITDA
2.5%
$250M-$1B
EBITDA
4%
$200M
EBITDA
4%
>$200M
EBITDA
4.5%
Flexibility

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Confidential

GROSS MARGIN VS. GROWTH

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Confidential

STATEMENT OF OPERATIONS 2011 ACTUAL ‐ 2016 FORECAST

Actual

Actual

2011

2012

2013

2014

2015

2016

Probe Sales

$

4,549,798      $

4,961,612      $

3,341,856      $

5,000,000      $

6,250,000      $

7,812,500

Probe / Trident  Sales

‐

1,198,952

2,000,000

2,500,000

3,125,000

Total Sales

4,549,798

4,961,612

4,540,808

7,000,000

8,750,000

10,937,500

Probe Cost of Goods Sold

3,146,478

3,581,639

2,381,340

3,559,947

4,334,947

5,434,947

Trident Cost of Goods Sold

‐

‐785,519

1,315,313

1,515,313

1,765,313

Total Cost of Goods Sold

3,146,478

3,581,639

3,166,860

4,875,260

5,850,260

7,200,260

Gross Profit

1,403,320

1,379,973

1,373,948

2,124,740

2,899,740

3,737,240

Total Admin Expense Probe

1,139,131

1,265,038

984,308

1,124,143

1,368,827

1,539,312

Total Admin Expense Trident

319,424

444,163

555,681

643,170

EBITDA

264,189

114,935

70,217

556,434

975,232

1,554,758

6%

2%

2%

8%

11%

14%

Other Income

13,755

‐

‐

‐

‐

‐

Depreciation

35,469

43,425

60,000

60,000

200,000

400,000

Interest Expense

136,897

187,883

179,000

197,000

262,500

328,125

Net Profit before Tax

105,578

(116,373)

(168,783)

299,434

512,732

826,633

Income Tax

14,638

‐

‐48,758

76,204

126,833

Net Profit

90,940

(116,373)

(168,783)

250,676

436,528

699,800

8/7/2013

Confidential

GROWTH STRATEGY

Organic Growth

Foundry Platform

M&A

8/7/2013

Confidential

WHY INVEST IN PMFI

TEAM

I.P.

VALUE

FINANCIALS

TIMING

FOUNDRY

8/7/2013

Confidential

QUESTIONS?

South Coast
Sandpointe
MacArthur Blvd
Sandpointe Park
S Flower St
S Main St
Sunflower Ave
W Sunflower Ave
Wyndham Orange County
Anton Blvd
Del Mesa Park
Red Hill Ave
MacArthur Blvd
Red Hill Ave
A
Barranca Pkwy
The District
Jamboree Rd
Alton Pkwy
Gates Ave
Von Karman Ave
Main St
Irvine Business Complex
City of Irvine Parking Lot
Jamboree Rd
Main St
Orange County Airport
Michelson Dr
San Diego Fwy
Harvard Ave
Boomers
Karman Ave
405
55
Culver Dr

www.probeglobal.com

kmahdi@probeglobal.c

om

17475 Gillette Avenue, Irvine, CA

(949) 273‐4990